                                 [Pioneer Logo]
Pioneer
Small Company
Fund

ANNUAL REPORT 10/31/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     27
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

Pioneer Small Company Fund

LETTER FROM THE CHAIRMAN 10/31/98

 Dear Shareowner,
--------------------------------------------------------------------------------

The end of October marked the close of Pioneer Small Company Fund's third fiscal year. I appreciate this opportunity to comment on the challenges and progress of a fast-paced period that investors will not soon forget.

The past 12 months were volatile for financial markets in the United States and around the globe. Investors reacted to plunging world markets by investing in the safest securities they could find, mostly stocks of the largest companies and U.S. Treasury bonds. Stocks of small companies - even those with solid fundamentals - were punished. Even so, volatility is, and always will be, part of investing. We think it is important to point out that the current fluctuations in stock prices are relatively normal, compared to historical market movements.

The past few months have taught investors that having long-term financial goals is one of the most important investment decisions they can make. There is no doubt that the recent performance of small companies has been disappointing. But we believe that over the long term investors can be well served by holding a portion of their portfolio in small companies that are attractively priced.

I encourage you to read the pages that follow, including the Portfolio Management Discussion with Todd E. Grady, your Fund's portfolio manager, where he discusses how your Fund performed during the past year. We hope you find the report informative. If you have any questions about the Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Small Company Fund

PORTFOLIO SUMMARY 10/31/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks           84%
Short-Term Cash Equivalents  11%
International Common Stocks   5%


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Consumer Cyclicals     29%
Consumer Staples       22%
Capital Goods          15%
Basic Materials        11%
Technology             10%
Energy                  6%
Financial               4%
Communication Services  1%
Healthcare              1%
Transportation          1%


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Anacomp, Inc.                4.40%       6. Morrison Knudsen Corp.    3.18%
2. First Brands Corp.           4.38        7. Plains Resources, Inc.    2.69
3. Jan Bell Marketing, Inc.     3.87        8. Phar-Mor, Inc.            2.65
4. Uniroyal Technology Corp.    3.55        9. Nashua Corp.              2.55
5. Micro Warehouse, Inc.        3.48       10. Chiquita Brands           2.36
                                               International, Inc.

Fund holdings will vary for other periods.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/98                          CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  10/31/98       10/31/97
                           $ 10.68       $ 15.31

Distributions per Share    Income        Short-Term          Long-Term
(10/31/97-10/31/98)        Dividends     Capital Gains       Capital Gains
                              -          $1.325              $0.508


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of October 31, 1998)

                               Net Asset     Public Offering
Period                         Value         Price*
Life-of-Fund                     9.56%         7.42%
(11/2/95)
1 Year                         -20.19        -24.76


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000[dagger]

            Pioneer
             Small        Russell
            Company        2000
             Fund*         Index
11/95        9,425        10,000
             9,860        10,253
4/96        11,383        11,364
            10,908        10,338
10/96       11,338        11,190
            12,600        12,196
4/97        11,638        11,370
            13,966        13,790
10/97       14,726        14,473
            13,921        14,400
4/98        15,868        16,191
            14,020        14,109
10/98       11,753        12,759


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/98                          CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 10.44        $ 15.10

  Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97-10/31/98)      Dividends      Capital Gains       Capital Gains
                                 -         $  1.325            $ 0.508


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of October 31, 1998)

                  If         If
Period           Held     Redeemed*
Life-of-Fund       8.81%      7.96%
(11/2/95)
1 Year           -20.73     -23.50

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000[dagger]

            Pioneer
             Small        Russell
            Company        2000
             Fund*         Index
11/95       10,000        10,000
            10,442        10,253
 4/96       12,026        11,364
            11,504        10,338
10/96       11,941        11,190
            13,238        12,196
 4/97       12,209        11,370
            14,624        13,790
10/97       15,389        14,473
            14,524        14,400
 4/98       16,522        16,191
            14,750        14,109
10/98       11,902        12,759

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/98                          CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  10/31/98       10/31/97
                            $ 10.44        $ 15.11

Distributions per Share     Income         Short-Term          Long-Term
(10/31/97-10/31/98)      Dividends      Capital Gains       Capital Gains
                                 -         $  1.325            $ 0.508

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
As of October 31, 1998)

                               If         If
Period                        Held     Redeemed*
Life-of-Fund                    5.81%      5.81%
(1/31/96)
1 Year                        -20.79     -20.79


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000[dagger]

            Pioneer
             Small        Russell
            Company        2000
             Fund*         Index
 1/96       10,000        10,000
 4/96       11,526        11,084
            11,026        10,083
10/96       11,435        10,915
            12,687        11,895
 4/97       11,692        11,090
            14,005        13,450
10/97       14,747        14,116
            13,918        14,045
 4/98       15,832        15,792
            13,952        13,791
10/98       11,681        12,444

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/98

Pioneer Small Company Fund's fiscal year ended on October 31, 1998. The following discussion with Todd Grady provides a detailed account of the investment environment and the strategies that affected your Fund's performance during the year. An investment professional for over eight years, Mr. Grady oversees the team responsible for the Fund's daily management.

Q: How did the Fund perform?

A: It was a particularly rough period for small stocks. The Russell 2000 Index, an unmanaged measure of small-capitalization stocks, posted a -11.84% return. Small stocks suffered when economic troubles in emerging markets spread, causing investors to turn to safe havens such as large company stocks and U.S. Treasury bonds. Even small stocks with positive fundamentals were caught up in the malaise.

   The Fund generated a total return of around -20% at net asset value. The Fund's value orientation, and its emphasis on smaller-than-average stocks hurt performance.

Q: What were the major market themes during the past year?

A: First of all, volatility. Compared to the relatively steady rise of the past few years, world stock markets were increasingly volatile in a negative way. Remember, the markets have been volatile for some time now, but most of it has been in the form of extraordinary positive results.

   A second theme was "the larger the better." It's no secret that large-cap stocks have dominated the market for the last three years, although it became much more obvious to observers in the last 12 months. Currency and economic problems in Asia caused investors to gravitate toward securities they expect to hold up best in difficult markets - mostly large, well-known companies. Large company stocks can be less susceptible to short-term declines because their trading volumes make them easier to buy and sell and their earnings tend to be more stable and predictable.

Pioneer Small Company Fund

Q: What specific sectors or stocks affected Fund performance?

A: Disappointments were not limited to any one industry or sector. The sharp drop in energy prices throughout the year affected energy-related stocks such as Forest Oil Corp. and Louis Dreyfus Natural Gas. Although we own fewer technology stocks than many of our competitors, the entire sector suffered because of its exposure to Asian economies. Examples include In Focus Systems, a manufacturer of projection devices for computers, and Boca Research, a producer of data communications products.

   On a more positive note, many sizable positions performed well including, Jan Bell Marketing, a company that markets jewelry and accessories in Sam's Club, First Brands, a producer of household products, and Nashua Corp., a marketer of various photofinshing products used in copiers and printers. All are long-time holdings and were positive contributors to performance.

Q: What types of stocks do you look for?

A: We focus on small companies whose stocks are selling at attractively low prices relative to the strength of their business and to stocks of similar companies. We examine a variety of factors as part of determining the "value" of a stock, including analyzing standard valuation measures such as price-to-earnings, price-to-sales and price-to-book ratios. These ratios give us an indication of whether a stock is undervalued, reasonably valued or overvalued. It is also important for us to understand the business of a company that we invest in. By understanding a company's business, we think we can gauge their potential for long-term success, which is often unrelated to short-term earnings results.

   We also consider whether there's a catalyst to boost a stock. For instance, our interest might be piqued if management is buying a large equity stake, if the company is introducing a new product or it is a player in a burgeoning industry. However, being part of a growing industry is not enough. We take a "bottom up" approach to evaluate each company's potential, rather than focusing on wider trends.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/98                          (continued)

Q: How do you determine when to sell a stock?

A: Part of our process of selecting stocks for the portfolio is setting target prices. Over the last few months we sold two portfolio holdings after they met our target price. We booked gains on both Creative Computers, a company that sells mail order computers, and INTERLINQ Software Corp., a producer of mortgage software. On the other hand, sometimes our ongoing analysis brings to light a company's change for the worse. One example is MagneTek, Inc., a manufacturer of electrical equipment products. We sold the stock after concluding that its exposure to the Asian markets could hurt its ability to produce positive earnings for some time.

Q: Can you talk about the percentage of the portfolio that is invested internationally?

A: Right now, about 5% of the portfolio is invested in international stocks, but the majority are Canadian companies. Fundamentally, Canada is very similar to the United States. Besides being the United States' largest trading partner, it shares a similar language and culture. From a business standpoint, their accounting system is very much like that used by U.S. companies. This means our team can use our familiar methods to analyze a Canadian company. So, although Canadian companies are considered international investments, we do not think the Fund is being exposed to some of the risks inherent in investing in other global markets.

Q: What is your outlook for the Fund over the next six months?

A: We remain optimistic about the prospects for small stocks, despite the turbulent times of the past year. Small company valuations remain attractive compared to their pricey large cousins. And while there is significant concern regarding the ability of large companies to meet earnings expectations, overall, small company earnings-growth patterns remain strong. To date, the market has been slow to recognize this disparity. But we are confident that if we continue to be disciplined and stick with our value-based approach, the performance cycle will eventually turn in favor of small companies.

Pioneer Small Company Fund

SCHEDULE OF INVESTMENTS 10/31/98

 Shares                                                     Value
               COMMON STOCKS - 89.4%
               Basic Materials - 9.9%
               Agricultural Products - 0.6%
  110,000      Alico, Inc.                              $ 1,883,750
                                                        -----------
               Chemicals (Specialty) - 3.2%
  387,000      Specialty Chemical Resources, Inc.*+     $   217,688
1,117,500      Uniroyal Technology Corp.*+               11,175,000
                                                        -----------
                                                        $11,392,688
                                                        -----------
               Containers & Packaging (Paper) - 1.6%
  335,200      BWay Corp.*                              $ 5,740,300
                                                        -----------
               Gold & Precious Metals Mining - 2.3%
  696,000      Cambior, Inc.                            $ 3,480,000
  190,000      Getchell Gold Corp*                        3,325,000
  635,000      TVX Gold, Inc.*                            1,190,625
                                                        -----------
                                                        $ 7,995,625
                                                        -----------
               Iron & Steel - 0.9%
  209,500      Schnitzer Steel Industries, Inc.         $ 3,247,250
                                                        -----------
               Metals & Mining - 0.7%
  504,900      Inco, Ltd. (VBN Shares)                  $ 2,512,955
                                                        -----------
               Paper & Forest Products - 0.6%
   62,000      Chesapeake Corp.                         $ 2,170,000
                                                        -----------
               Total Basic Materials                    $34,942,568
                                                        -----------
               Capital Goods - 12.9%
               Aerospace/Defense - 0.1%
   27,500      First Aviation Services, Inc.*           $   115,156
                                                        -----------
               Electrical Equipment - 0.7%
  500,500      Acme Electric Corp.*+                    $ 2,596,344
                                                        -----------
               Engineering & Construction - 2.9%
1,008,600      Morrison Knudsen Corp.*                  $10,022,963
                                                        -----------
               Machinery (Diversified) - 0.1%
  193,200      Interlake Corp.*                         $   507,150
                                                        -----------
               Manufacturing (Specialized) - 1.6%
  529,200      The York Group, Inc.+                    $ 5,622,750
                                                        -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Small Company Fund

SCHEDULE OF INVESTMENTS 10/31/98                              (continued)

 Shares                                                            Value
               Metal Fabricators - 0.3%
  145,447      Keystone Consolidated Industries, Inc.*         $ 1,018,130
   61,000      Russel Metals, Inc.*                                118,600
                                                               -----------
                                                               $ 1,136,730
                                                               -----------
               Office Equipment & Supplies - 7.2%
1,045,620      Anacomp, Inc.*+                                 $13,854,465
  307,700      Nam Tai Electronics Inc.                          3,538,550
  524,500      Nashua Corp.*+                                    8,031,406
                                                               -----------
                                                               $25,424,421
                                                               -----------
               Total Capital Goods                             $45,425,514
                                                               -----------
               Communication Services - 0.9%
               Telecommunications - 0.9%
  434,556      Salient 3 Communications Inc.+                  $ 3,041,892
                                                               -----------
               Total Communication Services                    $ 3,041,892
                                                               -----------
               Consumer Cyclicals - 26.0%
               Auto Parts & Equipment - 0.5%
  265,000      TBC Corp.*                                      $ 1,838,437
                                                               -----------
               Consumer (Jewelry, Novelties & Gifts) - 4.8%
  188,700      Enesco Group, Inc.                              $ 4,788,262
2,534,600      Jan Bell Marketing, Inc.*+                       12,197,763
                                                               -----------
                                                               $16,986,025
                                                               -----------
               Hardware & Tools - 0.1%
   13,000      WD-40 Co.                                       $   344,500
                                                               -----------
               Leisure Time (Products) - 0.9%
  146,000      Huffy Corp.                                     $ 1,852,375
  164,700      Johnson Worldwide Associates, Inc.*               1,399,950
                                                               -----------
                                                               $ 3,252,325
                                                               -----------
               Retail (Computers & Electronics) - 1.6%
1,090,000      InterTAN, Inc.*+                                $ 5,790,625
                                                               -----------
               Retail (Home Shopping) - 5.7%
  175,900      Blair Corp.                                     $ 4,078,681
  300,000      Damark International, Inc.*                       1,762,500
  502,500      Micro Warehouse, Inc.*                           10,960,781
  580,000      National Media Corp.*                             3,081,250
                                                               -----------
                                                               $19,883,212
                                                               -----------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

 Shares                                                          Value
               Retail (Specialty-Apparel) - 1.9%
  430,000      Catherines Stores Corp.*+                     $ 3,655,000
   98,000      CML Group, Inc.*                                   15,312
   60,115      Harold's Stores, Inc.*                            420,805
  801,500      Dylex Limited*                                  2,727,074
                                                             -----------
                                                             $ 6,818,191
                                                             -----------
               Retail (Specialty) - 4.6%
  360,000      Cross-Continent Auto Retailers, Inc.*         $ 3,442,500
  791,200      Jenny Craig Inc.*                               4,549,400
  576,500      Lechters, Inc.*                                 1,873,625
  463,800      United Auto Group, Inc.*                        6,377,250
                                                             -----------
                                                             $16,242,775
                                                             -----------
               Services (Commercial & Consumer) - 1.2%
  242,100      Angelica Corp.                                $ 4,221,619
                                                             -----------
               Textiles (Apparel) - 3.3%
  498,000      Chic by H.I.S., Inc.*+                        $ 1,836,375
   90,000      Donnkenny, Inc.*                                  135,000
  624,000      The Leslie Fay Company, Inc.*+                  4,056,000
   45,500      O'Sullivan Industries Holdings, Inc.*             497,656
  381,800      The Stride Rite Corp.                           3,483,925
1,066,500      Tultex Corp.*                                   1,399,781
                                                             -----------
                                                             $11,408,737
                                                             -----------
               Textiles (Home Furnishings) - 1.2%
  885,800      EKCO Group, Inc.*                             $ 3,211,025
  120,000      Polymer Group, Inc.*                            1,057,500
                                                             -----------
                                                             $ 4,268,525
                                                             -----------
               Textiles (Specialty) - 0.2%
  205,000      Johnston Industries, Inc.                     $   704,687
                                                             -----------
               Total Consumer Cyclicals                      $91,759,658
                                                             -----------
               Consumer Staples - 20.1%
               Beverages (Non-Alcoholic) - 0.0%
   11,237      Buenos Aires Embotelladora S.A. (A.D.R.)*     $         0
                                                             -----------
               Foods - 5.0%
  700,000      Chiquita Brands International, Inc.           $ 7,437,500
  484,700      Maple Leaf Foods, Inc.                          4,083,668

The accompanying notes are an integral part of these financial statements.   11

Pioneer Small Company Fund

SCHEDULE OF INVESTMENTS 10/31/98                              (continued)

Shares                                                          Value
               Foods - (continued)
  706,686      WLR Foods, Inc.                               $ 6,095,167
                                                             -----------
                                                             $17,616,335
                                                             -----------
               Household Products (Non-Durables) - 5.2%
   20,000      American Safety Razor Co.*                    $   223,750
  365,200      First Brands Corp.                             13,786,300
   58,800      National Presto Industries, Inc.                2,267,475
  523,000      Royal Appliance Manufacturing Co.*              2,092,000
                                                             -----------
                                                             $18,369,525
                                                             -----------
               Restaurants - 2.8%
   10,000      Advantica Restaurant Group, Inc.*             $    63,750
  720,000      Chart House Enterprises, Inc.*+                 3,060,000
  275,000      Luby's Cafeterias, Inc.                         4,090,625
  398,100      Uno Restaurant Corp.*                           2,637,413
                                                             -----------
                                                             $ 9,851,788
                                                             -----------
               Retail Stores (Drug Stores) - 3.1%
  600,100      Drug Emporium, Inc.*                          $ 2,625,438
1,011,700      Phar-Mor, Inc.*+                                8,346,525
                                                             -----------
                                                             $10,971,963
                                                             -----------
               Services (Employment) - 1.2%
1,006,000      Transmedia Network Inc.*+                     $ 4,212,625
                                                             -----------
               Services (Facilities & Environment) - 0.7%
  190,600      Dames & Moore Group                           $ 2,287,200
                                                             -----------
               Specialty Printing - 2.1%
  500,000      John H. Harland Co.                           $ 7,250,000
                                                             -----------
               Total Consumer Staples                        $70,559,436
                                                             -----------
               Energy - 5.0%
               Oil & Gas (Exploration/Production) - 5.0%
  352,300      Forest Oil Corp.*                             $ 3,589,056
  295,500      Louis Dreyfus Natural Gas Corp.*                4,303,219
  497,500      Plains Resources, Inc.*                         8,457,500
  100,000      Vintage Petroleum, Inc.                         1,300,000
                                                             -----------
               Total Energy                                  $17,649,775
                                                             -----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

 Shares                                                         Value
            Financial - 3.6%
            Insurance (Life/Health) - 1.3%
200,700     American Annuity Group, Inc.                   $ 4,616,100
                                                           -----------
            Insurance (Property/Casualty) - 2.1%
 40,000     Financial Security Assurance Holdings Ltd.     $ 1,992,500
390,000     TIG Holdings, Inc.                               5,435,625
                                                           -----------
                                                           $ 7,428,125
                                                           -----------
            Investment Management - 0.2%
 95,800     Phoenix Investment Partners, Ltd.              $   772,387
                                                           -----------
            Total Financial                                $12,816,612
                                                           -----------
            Healthcare - 0.8%
            Healthcare (Hospital Management) - 0.5%
172,400     Magellan Health Services, Inc.*                $ 1,562,375
                                                           -----------
            Healthcare (Specialized Services) - 0.3%
371,900     Cohr, Inc.*+                                   $ 1,115,700
                                                           -----------
            Total Healthcare                               $ 2,678,075
                                                           -----------
            Technology - 9.1%
            Communications Equipment - 2.4%
340,000     Glenayre Technologies, Inc.*                   $ 2,040,000
874,500     PictureTel Corp.*                                6,449,438
                                                           -----------
                                                           $ 8,489,438
                                                           -----------
            Computers (Peripherals) - 1.8%
702,500     Boca Research, Inc.*+                          $ 1,185,469
810,000     In Focus Systems, Inc.*                          5,062,500
                                                           -----------
                                                           $ 6,247,969
                                                           -----------
            Computers (Software & Services) - 1.9%
205,700     The Learning Company, Inc.*                    $ 5,309,631
712,000     WorkGroup Technology Corp.*+                     1,335,000
                                                           -----------
                                                           $ 6,644,631
                                                           -----------
            Electronics (Component Distributors) - 0.8%
 35,500     Espey Manufacturing & Electronics Corp.*       $   457,063
631,700     Signal Technology Corp.*+                        2,210,950
                                                           -----------
                                                           $ 2,668,013
                                                           -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/98                              (continued)

Shares                                                              Value
               Electronics (Defense) - 0.4%
    915,000    NAI Technologies, Inc.*+                          $  1,486,875
                                                                 ------------
               Equipment (Semiconductor) - 0.7%
    150,000    BMC Industries, Inc.                              $  1,078,125
    371,000    Ferrofluidics Corp.*+                                1,275,312
     20,000    Lam Research Corp.*                                    288,750
                                                                 ------------
                                                                 $  2,642,187
                                                                 ------------
               Services (Data Processing) - 1.1%
    470,000    Broadway & Seymour, Inc.*+                        $  1,645,000
    377,200    National Processing, Inc.*                           2,216,050
                                                                 ------------
                                                                 $  3,861,050
                                                                 ------------
               Total Technology                                  $ 32,040,163
                                                                 ------------
               Transportation - 1.1%
               Air Freight - 0.8%
    500,000    Pittston BAX Group                                $  2,906,250
                                                                 ------------
               Railways - 0.3%
     60,000    Yellow Corp.*                                     $    963,750
                                                                 ------------
               Total Transportation                              $  3,870,000
                                                                 ------------
               TOTAL COMMON STOCKS
               (Cost $354,487,467)                               $314,783,693
                                                                 ------------
Principal
Amount
               TEMPORARY CASH INVESTMENTS - 10.6%
               Commercial Paper - 10.6%
$13,725,000    American Express Credit Corp., 5.18%, 11/2/98     $ 13,725,000
 12,856,000    Citigroup Inc., 5.25%, 11/3/98                      12,856,000
 10,894,000    Household Finance Corp., 5.5%, 11/4/98              10,894,000
                                                                 ------------
               TOTAL TEMPORARY CASH INVESTMENTS                  $ 37,475,000
               (Cost $37,475,000                                 ------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $391,962,467) (a)                           $352,258,693
                                                                 ============



14 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

*   Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At October 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $391,962,467 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $ 40,966,525
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (80,670,299)
                                                                    ------------
    Net unrealized loss                                             $(39,703,774)
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998, aggregated $198,313,676 and $290,619,802, respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Small Company Fund

BALANCE SHEET 10/31/98

ASSETS:
  Investment in securities (including temporary cash
   investments of $37,475,000)(cost $391,962,467)                $352,258,693
  Cash                                                                    105
  Receivables -
   Investment securities sold                                       1,030,949
   Fund shares sold                                                 1,203,004
   Dividends and interest                                             129,585
  Organizational costs - net                                           19,291
  Other                                                                 7,572
                                                                 ------------
    Total assets                                                 $354,649,199
                                                                 ------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $  5,066,290
   Fund shares repurchased                                            647,118
  Due to affiliates                                                   487,665
  Accrued expenses                                                    117,593
                                                                 ------------
    Total liabilities                                            $  6,318,666
                                                                 ------------
NET ASSETS:
  Paid-in capital                                                $375,392,946
  Accumulated undistributed net realized gain on investments       12,641,361
  Net unrealized loss on investments                              (39,703,774)
                                                                 ------------
    Total net assets                                             $348,330,533
                                                                 ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $162,536,029/15,219,762 shares)              $      10.68
                                                                 ============
  Class B (based on $174,097,145/16,677,007 shares)              $      10.44
                                                                 ============
  Class C (based on $11,697,359/1,120,733 shares)                $      10.44
                                                                 ============
MAXIMUM OFFERING PRICE:
  Class A                                                        $      11.33
                                                                 ============


16  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $17,102)       $2,493,280
  Interest                                                    1,852,950
                                                             ----------
    Total investment income                                                  $  4,346,230
                                                                             ------------
EXPENSES:
  Management fees                                            $4,017,826
  Transfer agent fees
   Class A                                                      614,003
   Class B                                                      522,126
   Class C                                                       37,215
  Distribution fees
   Class A                                                      529,484
   Class B                                                    2,394,395
   Class C                                                      164,632
  Accounting                                                    150,692
  Custodian fees                                                 75,807
  Registration fees                                              42,922
  Professional fees                                              56,196
  Printing                                                       39,051
  Organizational costs                                           10,283
  Fees and expenses of nonaffiliated trustees                    24,609
  Miscellaneous                                                   9,490
                                                             ----------
  Total expenses                                                             $  8,688,731
   Less fees paid indirectly                                                      (61,306)
                                                                             ------------
   Net expenses                                                              $  8,627,425
                                                                             ------------
    Net investment loss                                                      $ (4,281,195)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments (including net loss of
    $4,343,567 from affiliated companies)                                    $ 12,637,156
  Change in net unrealized gain on investments                               (104,048,427)
                                                                             ------------
  Net loss on investments                                                    $(91,411,271)
                                                                             ------------
  Net decrease in net assets resulting from operations                       $(95,692,466)
                                                                             ============


The accompanying notes are an integral part of these financial statements.   17

Pioneer Small Company Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/98 and 10/31/97


                                                             Year Ended          Year Ended
                                                              10/31/98            10/31/97
FROM OPERATIONS:
Net investment loss                                      $  (4,281,195)       $ (5,584,672)
Net realized gain on investments                            12,637,156          69,812,627
Change in net unrealized gain or loss on investments      (104,048,427)         65,111,218
                                                         -------------        ------------
 Net increase (decrease) in net assets resulting from
   operations                                            $ (95,692,466)       $129,339,173
                                                         -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($1.83 and $0.91 per share, respectively)      $ (29,848,737)       $(15,757,933)
  Class B ($1.83 and $0.91 per share, respectively)        (32,228,495)        (15,659,376)
  Class C ($1.83 and $0.91 per share, respectively)         (2,149,245)         (1,198,552)
                                                         -------------        ------------
    Total distributions to shareholders                  $ (64,226,477)       $(32,615,861)
                                                         -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  79,726,950        $ 81,888,958
Reinvestment of distributions                               55,328,290          28,220,336
Cost of shares repurchased                                (164,397,741)       (124,997,871)
                                                         -------------        ------------
  Net decrease in net assets resulting from
   fund share transactions                               $ (29,342,501)       $(14,888,577)
                                                         -------------        ------------
  Net increase (decrease) in net assets                  $(189,261,444)       $ 81,834,735
NET ASSETS:
Beginning of year                                          537,591,977         455,757,242
                                                         -------------        ------------
End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)          $ 348,330,533        $537,591,977
                                                         =============        ============


CLASS A                          '98 Shares       '98 Amount      '97 Shares       '97 Amount
Shares sold                         3,506,941    $  43,713,957       4,220,016   $  55,164,381
Reinvestment of distributions       2,150,568       27,355,224       1,162,079      14,305,198
Less shares repurchased            (6,910,403)     (87,677,518)     (6,412,012)    (86,801,534)
                                   ----------    -------------      ----------   -------------
  Net decrease                     (1,252,894)   $ (16,608,337)     (1,029,917)  $ (17,331,955)
                                   ==========    =============      ==========   =============
CLASS B
Shares sold                         2,374,376    $  29,821,612       1,871,189   $  24,706,488
Reinvestment of distributions       2,107,745       26,367,892       1,067,469      13,044,471
Less shares repurchased            (5,520,410)     (68,017,968)     (2,489,326)    (33,236,413)
                                   ----------    -------------      ----------   -------------
  Net increase (decrease)          (1,038,289)   $ (11,828,464)        449,332   $   4,514,546
                                   ==========    =============      ==========   =============
CLASS C
Shares sold                           481,456    $   6,191,381         152,724   $   2,018,089
Reinvestment of distributions         128,209        1,605,174          71,249         870,667
Less shares repurchased              (675,543)      (8,702,255)       (372,397)     (4,959,924)
                                   ----------    -------------      ----------   -------------
  Net decrease                        (65,878)   $    (905,700)       (148,424)  $  (2,071,168)
                                   ==========    =============      ==========   =============


18  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/98


                                                                                        11/2/95
                                                   Year Ended       Year Ended            to
                                                    10/31/98         10/31/97          10/31/96
CLASS A
Net asset value, beginning of period              $   15.31         $  12.66            $ 10.00
                                                  ---------         --------            -------
Increase (decrease) from investment
  operations:
 Net investment income (loss)                     $   (0.07)        $  (0.11)           $  0.05
 Net realized and unrealized gain (loss) on
   investments                                        (2.73)            3.67               2.63
                                                  ---------         --------            -------
    Net increase (decrease) from
      investment operations                       $   (2.80)        $   3.56            $  2.68
Distributions to shareholders:
 Net investment income                                    -                -              (0.02)
 Net realized gain                                    (1.83)           (0.91)                 -
                                                  ---------         --------            -------
Net increase (decrease) in net asset value        $   (4.63)        $   2.65            $  2.66
                                                  ---------         --------            -------
Net asset value, end of period                    $   10.68         $  15.31            $ 12.66
                                                  ==========        ========            =======
Total return*                                        (20.19)%          29.88%             26.87%
Ratio of net expenses to average net assets            1.45%+           1.49%+             1.54%**+
Ratio of net investment income (loss) to
  average net assets                                  (0.54)%+         (0.76)%+            0.34%**+
Portfolio turnover rate                                  45%              57%                43%**
Net assets, end of period (in thousands)          $ 162,536         $252,177           $221,601
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
 Net expenses                                          1.45%               -               1.55%**
 Net investment income (loss)                         (0.54)%              -               0.33%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                          1.44%            1.48%              1.51%**
 Net investment income (loss)                         (0.53)%          (0.75)%             0.37%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/98


                                                                                         11/2/95
                                                   Year Ended       Year Ended             to
                                                    10/31/98         10/31/97           10/31/96
CLASS B
Net asset value, beginning of period              $   15.10         $  12.59            $ 10.00
                                                  ---------         --------            -------
Increase (decrease) from investment
  operations:
 Net investment loss                              $   (0.18)        $  (0.20)           $ (0.01)
 Net realized and unrealized gain (loss) on
   investments                                        (2.65)            3.62               2.62
                                                  ---------         --------            -------
    Net increase (decrease) from
      investment operations                       $   (2.83)        $   3.42            $  2.61
Distributions to shareholders:
 In excess of net investment income                       -                -              (0.02)
 Net realized gain                                    (1.83)           (0.91)                 -
                                                  ---------         --------            -------
Net increase (decrease) in net asset value        $   (4.66)        $   2.51            $  2.59
                                                  ---------         --------            --------
Net asset value, end of period                    $   10.44         $  15.10            $ 12.59
                                                  ==========        ========            =======
Total return*                                        (20.73)%          28.88%             26.09%
Ratio of net expenses to average net assets            2.15%+           2.19%+            2.26%**+
Ratio of net investment loss to average net
  assets                                             (1.24)%+          (1.46)%+           (0.42)%**+
Portfolio turnover rate                                  45%              57%                43%**
Net assets, end of period (in thousands)          $ 174,097         $267,489           $217,346
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
 Net expenses                                          2.15%               -               2.27%**
 Net investment loss                                 (1.24)%               -              (0.43)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                          2.14%            2.18%              2.23%**
 Net investment loss                                  (1.23)%          (1.45)%           (0.39)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/98


                                                                                         1/31/96
                                                   Year Ended       Year Ended             to
                                                    10/31/98         10/31/97           10/31/96
CLASS C
Net asset value, beginning of period              $   15.11         $  12.59          $ 11.01
                                                  ---------         --------          -------
Increase (decrease) from investment
  operations:
 Net investment loss                              $   (0.18)        $  (0.21)         $ (0.03)
 Net realized and unrealized gain (loss) on
   investments                                        (2.66)            3.64             1.61
                                                  ---------         --------          -------
    Net increase (decrease) from
      investment operations                       $   (2.84)        $   3.43          $  1.58
Distributions to shareholders:
 Net realized gain                                    (1.83)           (0.91)               -
                                                  ---------         --------          -------
Net increase (decrease) in net asset value        $   (4.67)        $   2.52          $  1.58
                                                  ---------         --------          -------
Net asset value, end of period                    $   10.44         $  15.11          $ 12.59
                                                  =========         ========          =======
Total return*                                        (20.79)%          28.96%           14.35%
Ratio of net expenses to average net assets            2.16%+           2.17%+           2.25%**+
Ratio of net investment loss to average net
  assets                                              (1.24)%+         (1.44)%+         (0.45)%**+
Portfolio turnover rate                                  45%              57%              43%**
Net assets, end of period (in thousands)          $  11,697         $ 17,927          $16,811
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                          2.14%            2.16%            2.21%**
 Net investment loss                                  (1.22)%          (1.43)%          (0.41)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Small Company Fund


   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified $4,281,195 from accumulated net investment loss to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital on a tax basis.

   In order to comply with the federal income tax regulations, the Fund has designated $12,637,156 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc., the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $98,527 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98                        (continued)

   gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1998, $244,955 was payable to PIM related to management fees and administrative services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $66,405 in transfer agent fees payable to PSC at October 31, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net

Pioneer Small Company Fund


assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $176,305 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $ 720,303 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $61,306 under such arrangements.


6. Line Of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31, 1998, there were no borrowings under this agreement.

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/98                        (continued)

7. Affiliated Companie

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1998:

                                                                       Dividend
            Affiliates                  Purchases         Sales         Income         Value
----------------------------------   --------------   ------------   -----------   -------------
  Acme Electric Corp.                $      -         $     -        $     -       $ 2,596,344
  Anacomp, Inc.                        6,029,919            -              -        13,854,465
  Boca Research, Inc.                    542,813         385,863           -         1,185,469
  Broadway & Seymour, Inc.               606,397         914,114           -           164,500
  Catherines Stores Corp.                   -          1,245,583           -         3,655,000
  Chart House Enterprises, Inc.        4,961,103            -              -         3,060,000
  Chic by H.I.S., Inc.                      -          2,703,109        4,980        1,836,375
  Cohr, Inc.                           5,827,846         552,459           -         1,115,700
  Ferrofluidics Corp.                    175,000          71,248           -         1,275,312
  InterTAN, Inc.                            -               -              -         5,790,625
  Jan Bell Marketing, Inc.                  -               -              -        12,197,763
  NAI Technologies, Inc.               4,880,580            -              -         1,486,875
  Nashua Corp.                              -               -              -         8,031,406
  Phar-Mor, Inc.                            -          1,967,122           -         8,346,525
  Salient 3 Communication Inc.           455,000               -       82,911        3,041,892
  Signal Technology Corp.              1,044,750         210,748           -         2,210,950
  The Leslie Fay Company, Inc.           750,000            -              -         4,056,000
  Specialty Chem Resources, Inc.            -               -              -           217,988
  The York Group, Inc.                 8,830,687            -          32,496        5,622,750
  Transmedia Network, Inc.             1,295,789            -          42,000        4,212,625
  Uniroyal Technology Corp.               44,313       1,549,528           -        11,175,000
  Work Group Technology Corp.               -             11,500           -         1,335,000
                                     -------------    ------------   ----------    -----------
                                     $35,444,197      $9,611,274     $162,387      $96,468,564
                                     =============    ============   ==========    ===========

-------------------------------------------------------------------------------

Pioneer Small Company Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Small Company Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 4, 1998

Pioneer Small Company Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                          Officers
John F. Cogan, Jr.                John F. Cogan, Jr., Chairman and
Mary K. Bush                       President
Richard H. Egdahl, M.D.           David D. Tripple, Executive Vice President
Margaret B.W. Graham              Todd E. Grady, Vice President
John W. Kendrick                  John A. Boynton, Treasurer
Marguerite A. Piret               Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free
                                      Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Gold Shares                   Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

  1298-5779
 (C) Pioneer Funds Distributor, Inc.
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